MUTUAL FUND SERIES TRUST

Catalyst/Auctos Multi-Strategy Fund (the “Fund”)
Class A: ACXAX Class C: ACXCX Class I: ACXIX

September 18, 2015

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and the Prospectus for the Fund, each dated August 14, 2015.

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The following sentence is added to the end of the first paragraph under the section of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary: Catalyst/Auctos Multi-Strategy Fund - Performance”:

“The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.”

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 14, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.